Exhibit 10N

                            SECOND AMENDING AGREEMENT

                          Made as of December 15, 2003

                                      Among

                                  SUNOPTA INC.
                                  STAKE TECH LP
                            SUNRICH FOOD GROUP, INC.

                                  as Borrowers

                                     - and -

                       EACH OF THE FINANCIAL INSTITUTIONS
                               AND OTHER ENTITIES
                        FROM TIME TO TIME PARTIES HERETO

                                   as Lenders

                                     - and -

                       CERTAIN AFFILIATES OF THE BORROWERS

                                   as Obligors

                                     - and -

                                BANK OF MONTREAL

                                    as Agent

                                     - and -

                          HARRIS TRUST AND SAVINGS BANK

                              as US Security Agent

                            SECOND AMENDING AGREEMENT

This second amending agreement is made as of the 15th day of December, 2003

                                      AMONG

                     SUNOPTA INC.
                     STAKE TECH LP
                     SUNRICH FOOD GROUP, INC.

                     as Borrowers

                                                 and

                     EACH OF THE FINANCIAL INSTITUTIONS
                     AND OTHER ENTITIES
                     FROM TIME TO TIME PARTIES HERETO

                     as Lenders

                                                 and

                     CERTAIN AFFILIATES OF THE BORROWERS

                     as Obligors

                                                 and

                     BANK OF MONTREAL

                     as Agent

                                                 and

                     HARRIS TRUST AND SAVINGS BANK

                     as US Security Agent

WITNESSES THAT WHEREAS:

      (a) the Lenders severally made credit facilities available to the Borrowers on the terms and conditions set out in an amended and restated credit agreement dated as of February 21, 2003 among the Borrowers, the Lenders, certain affiliates of the Borrowers, as Obligors, the Agent and the US Security Agent (the "Original Agreement");

      (b) the parties entered into a first amending agreement dated as of May 16, 2003 (the "First Amending Agreement") pursuant to which the Original Agreement was amended to provide, among other things, an increase in the amount available under Facility A by an additional $2,500,000; and

      (c) the parties to the Original Agreement, as amended by the First Amending Agreement (collectively, the "Credit Agreement"), have agreed to further amend the Credit Agreement in the manner set forth herein in order to, among other things, further supplement the pricing grid under the Credit Agreement, approve various acquisitions and divestitures, amend various financial covenants and margins, extend the term of Facility C and acknowledge a corporate reorganization that SunOpta Inc. (formerly, known as Stake Technology Ltd.) and various Obligors either have undertaken or will undertake.

      NOW THEREFORE, in consideration of the premises and of the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the parties covenant and agree with each other as follows:

                                   SECTION 1
                                 INTERPRETATION

1.1 Definitions from Agreement. Capitalized terms defined in the Credit Agreement have the same meanings in this Second Amending Agreement unless otherwise defined herein or the context expressly or by necessary implication requires otherwise. This Second Amending Agreement is referenced herein as the "Second Amending Agreement". For greater certainty, this Second Amending Agreement amends the Credit Agreement and the term "Agreement", as defined in the Credit Agreement, includes (unless the context expressly or by necessary implication requires otherwise) this Second Amending Agreement to the extent of such amendments. For purposes of this Second Amending Agreement, the term "Second Amending Closing Date" means December 19, 2003.

1.2 New and Revised Definitions. Section 1.1 of the Agreement is hereby amended as follows:

      (a) paragraph (d) of the definition of "Facility B Borrowing Base" is amended by adding the following text immediately after the word "Opta" contained therein:

            ", except where the Eligible Inventory is commodity corn, soy beans, sunflowers or any other grain product that is commodity in nature, in which case the margin limit shall be increased from fifty percent (50%) to seventy-five percent (75%) (and for greater certainty, such seventy-five percent (75%) limit shall apply only to Eligible Inventory which is commodity corn and soy beans)";

      (b) the following sentence is added immediately at the end of the definition of "Included Subsidiary":

            "For greater certainty, the term "Included Subsidiary" shall not include any Person which is designated as an Excluded Subsidiary in accordance with the provisions of this Agreement."

      (c) the definition of "Maturity Date" is amended by deleting clause (b) thereof in its entirety and replacing it with the following text:

            "(b) with respect to Facility C, June 30, 2005.";

      (d) the definition of "Obligor" is amended to include reference to "Pro Organics, Pro Organics East, Sonne Labs, SunOpta Holdings and SunOpta Financing" immediately after the word "Kettle US" contained therein;

      (e) the following definitions are inserted in the Agreement at the appropriate alphabetical location:

            "Excluded Subsidiary" means any Subsidiary of SunOpta Inc. now or hereafter designated in writing by the Agent and the Lenders to be an Excluded Subsidiary for purposes of this Agreement, and the name of any Excluded Subsidiary shall be set out on Schedule "Y" from time to time;

            "Permitted Investments" means Investments by any Obligor in Persons or assets principally related to the natural or organic food business, provided that (i) each Investment shall not exceed a maximum amount of US$5,000,000 (which amount shall include any Debt assumed and any projected earn out payments required to be made as a result of such Investment), (ii) the aggregate of all Investments made by all Obligors in any fiscal year of SunOpta Inc. shall not exceed an aggregate maximum amount of US$12,000,000, (iii) each Investment in any such Person or assets shall be accretive to the earnings of the relevant Obligor, (iv) each Investment in any such Person shall be consented to by such Person or its shareholders or directors, as applicable, and such Investment shall not be or consist of a hostile takeover, and (v) if the Investment in whole or in part is to be funded by the proceeds of Advances under Facility A or Facility B, then after giving effect to the requested Advance under either Facility A or Facility B, as applicable, there shall remain available for borrowing under Facility A an amount of at least $1,500,000 or there shall remain available for borrowing under Facility B an amount of at least US$1,500,000. For greater certainty, no separate Investment shall be permitted if such Investment were to cause the foregoing US$12,000,000 aggregate limit to be exceeded or the proposed Investment otherwise contravenes the provisions of this Agreement;

            "Pro Organics" means Pro Organics Marketing Inc., a corporation continued under the laws of Canada, and its successors and permitted assigns;

            "Pro Organics East" means Pro Organics Marketing (East) Inc., a corporation continued under the laws of Canada, and its successors and permitted assigns;

            "Sonne Labs" Sonne Labs, Inc., a corporation incorporated under the laws of North Dakota, and its successors and permitted assigns;

            "SunOpta Financing" means SunOpta Financing Inc., a corporation incorporated under the laws of Delaware;

            "SunOpta Holdings" means SunOpta Holdings Inc., a corporation incorporated under the laws of Delaware; and

            "Sunrich Acquisition" means Sunrich Acquisition Inc., a corporation incorporated under the laws of Delaware.

1.3 Schedules. Section 1.9 of the Credit Agreement is hereby amended by adding the following text at the end of the Section: "Y - Excluded Subsidiaries".

1.4 References to Stake. For greater certainty, all references to Stake or Stake Technology Ltd. contained in the Credit Agreement and the Documents are hereby amended and are now and shall for all purposes be deemed to be references to SunOpta Inc., a corporation incorporated under the laws of Canada and its successors and permitted assigns, as the corporate name of the company was changed, effective as of October 31, 2003, from Stake Technology Ltd. to SunOpta Inc.

1.5 Headings. The insertion of headings in this Second Amending Agreement is for convenience of reference only and shall not affect the interpretation of this Second Amending Agreement.

                                    SECTION 2
                           INTEREST, FEES AND EXPENSES

2.1 Facility A and B Pricing Grid. The pricing grid contained at clause 4.7(a) of the Credit Agreement is hereby deleted in its entirety and replaced with the following pricing grid, being the "Facility A and B Pricing Grid" as defined in clause 4.7(a):

      ----------------------------------------------------------------------------------
      Pricing      Funded           Prime Rate,         Libor Rate     BA's/LC's/LG's
      Level        Debt/EBITDA      US Base Rate        Plus           Fee
                                    and Alternate
                                    Base Rate Plus
      ----------------------------------------------------------------------------------
      1.            < 1.0:1.0        0.00%               1.00%          1.00%
      ----------------------------------------------------------------------------------
      2.            < 1.5:1.0        0.25%               1.25%          1.25%
      ----------------------------------------------------------------------------------
      3.          >/= 1.5:1.0        0.50%               1.50%          1.50%
      ----------------------------------------------------------------------------------
      4.          >/= 2.0:1.0        0.75%               1.75%          1.75%
      ----------------------------------------------------------------------------------
      5.          >/= 2.5:1.0        1.00%               2.00%          2.00%
      ----------------------------------------------------------------------------------

2.2 Facility C Pricing Grid. The pricing grid contained at clause 4.7(b) of the Credit Agreement is hereby deleted in its entirety and replaced with the following pricing grid, being the "Facility C Pricing Grid" as defined in clause 4.7(b):

      --------------------------------------------------------------------------
      Pricing      Funded Debt/EBITDA    Alternate Base Rate     Libor Rate Plus
      Level                              Plus
      --------------------------------------------------------------------------
      1.           < 1.0:1.0             0.00%                   1.00%
      --------------------------------------------------------------------------
      2.           < 1.5:1.0             0.75%                   1.75%
      --------------------------------------------------------------------------
      3.         >/= 1.5:1.0             1.00%                   2.00%
      --------------------------------------------------------------------------
      4.         >/= 2.0:1.0             1.25%                   2.25%
      --------------------------------------------------------------------------
      5.         >/= 2.5:1.0             1.50%                   2.50%
      --------------------------------------------------------------------------

                                    SECTION 3
                                    SECURITY

3.1 Additional Obligor Security. Subject to what is stated below, the Agent and the Lenders hereby waive the requirements set out in clauses 7.2(a)(i) to (iv) of the Credit Agreement in respect of the provision of all of the security documents referenced therein by each of Pro Organics, Pro Organics East and Sonne Labs. Each of Pro Organics, Pro Organics East and Sonne Labs will, however, each execute a separate guarantee of the obligations of all of the Obligors owing to the Lenders. Notwithstanding the foregoing, the Agent, or the Unanimous Lenders may, at any time and in its or their sole and absolute discretion, as applicable, require that any or all of such Obligors provide to the Agent or the US Security Agent, as applicable, all or any of the security documents contemplated in clauses 7.2(a) (i) to (iv) of the Credit Agreement and, at the time of such request, the waiver contained in this Section shall no longer be binding as against the Agent and the Lenders and the Obligors shall provide such agreements as the Agent, the US Security Agent or the Unanimous Lenders require in the circumstances.

                                    SECTION 4
                                    COVENANTS

4.1 Dispositions. In respect of Section 9.2(b) of the Agreement, the Agent and the Lenders hereby waive the requirement that the Permitted Proceeds from the sale, in two parcels, by SunOpta Inc. to Amcan Consolidated Technologies Corp. of the real property municipally known as 70 Brant Street, Hamilton, Ontario (the "Hamilton Pecal Property") be applied in accordance with Section 5.2 of the Original Agreement, provided, however, that such Permitted Proceeds (i) in respect of the first parcel (referenced as Part 3 and 4, Reference Plan 62R-16539 in Hamilton, Ontario) are not in excess of Cdn.$230,000, and (ii) in respect of the second parcel (referenced as Part 5 on Reference Plan 62R-16539 in Hamilton, Ontario) are not in excess of Cdn.$1,325,000. SunOpta Inc. shall be permitted to use the Permitted Proceeds from the disposition of the Hamilton Pecal Property for general operating purposes. The foregoing waiver shall only apply to Permitted Proceeds arising from the sale of the real property which constitutes the Hamilton Pecal Property and shall not extend to any Permitted Proceeds arising from the Inventory or any equipment of any Obligor located at or on the Hamilton Pecal Property. SunOpta Inc. hereby covenants and agrees in favour of the Lenders that it will transfer, before the consummation of the sale of the Hamilton Pecal Property to Amcan

      Consolidated Technologies Corp., all personal property located at or on the Hamilton Pecal Property to other locations owned by SunOpta Inc. The Agent and the Lenders will release and discharge their security interest in the Hamilton Pecal Property at the time of the consummation of the sale of such property from SunOpta Inc. to Amcan Consolidated Technologies Corp.

4.2 Limitation on Debt. Section 9.2(d) of the Agreement is hereby amended as follows:

      (a) the reference to "$500,000" is deleted and replaced with reference to "US$500,000";

      (b) the reference to the word "and" contained in clause (vii) of Section 9.2(d) is deleted and replaced with referenced to a ";" and

      (c)   the following text is inserted immediately at the end of clause
            (viii) of Section 9.2(d):

            "; and (ix) unsecured Debt owing by Sunrich Food Group to Oracle Credit Corporation (and its successors and assigns) in an amount not exceeding US$1,053,933.11 pursuant to a Payment Plan Agreement and a Payment Schedule entered or to be entered into between Sunrich Food Group and Oracle Credit Corporation (a true executed copy of which has been or will be provided to the Agent);"

4.3 Investments. Pursuant to Section 9.2(n) of the Agreement, the Agent and the Lenders hereby consent to each of the following:

      (a) the incorporation by SunOpta Inc. of SunOpta Holdings Inc., a corporation incorporated or to be incorporated under the laws of Delaware, all of the common shares of which are or will be owned by SunOpta Inc.;

      (b) the incorporation by SunOpta Holdings Inc. of SunOpta Financing Inc., a corporation incorporated or to be incorporated under the laws of Delaware, all of the common shares and preference shares of which shall be owned by either SunOpta Holdings Inc. or SunOpta Inc.;

      (c) the incorporation by Sunrich of Sunrich Acquisition, a corporation incorporated or to be incorporated under the laws of Delaware, all of the common shares of which are or will be owned by Sunrich;

      (d) the acquisition by Sunrich Acquisition, for a purchase price of approximately US$12,200,000, of certain assets of Sigco Sunplant, Inc. and the assumption by Sunrich Acquisition of certain Debt in connection therewith, provided that such Debt is non-recourse to any of the Obligors and provided that only the following Liens are assumed by Sunrich Acquisition in connection with such asset acquisition:

            (i) Liens in favour of GMAC Commercial Mortgage Corporation, as attorney in fact for U.S. Bank Trust National Association, as trustee, over real property owned by Sunrich Acquisition in Richland County, North Dakota, Wilkin County, Minnesota and Sherman County, Kansas, securing an amount not in excess of US$2,440,000; and

            (ii) Liens in favour of the Minnesota Department of Transport over certain equipment owned by Sunrich Acquisition, securing an amount not in excess of US$132,000;

      (e) the acquisition by SunOpta Inc. on or about October 31, 2003, for a purchase price of approximately Cdn.$6,531,000, all of the issued and outstanding shares of each of Pro Organics Marketing Inc. (a corporation incorporated under the laws of British Columbia), Pro Organics Marketing East Inc. (a corporation incorporated under the laws of Ontario) and Pro Organics Marketing (Quebec) Inc. (a corporation incorporated under the laws of Quebec); and

      (f) the acquisition by Sunrich Food Group, Inc. on or about October 31, 2003, for a purchase price of approximately US$1,800,000, of all of the issued and outstanding shares of Sonne Labs, Inc., a corporation incorporated under the laws of North Dakota and operating as "Dakota Gourmet".

4.4 Permitted Investments. Section 9.2(n) of the Credit Agreement is hereby amended by deleting the word "and" that appears immediately before "(C)" and by adding the following text to the end of such clause:

      "; and (D) except for Permitted Investments."

4.5 Excluded Subsidiaries. Section 9.2 of the Credit Agreement is hereby amended such that new clauses (s) and (t) are added thereto as follows:

      "(s) Excluded Subsidiaries. It will not, without the prior written approval of the Agent and the Lenders, allow or cause any Excluded Subsidiary to (i) incur any Debt, other than Debt secured by or which could by secured by Permitted Liens or Debt for amounts payable to suppliers in the ordinary course of business, (ii) grant, incur or suffer any Lien other than a Permitted Lien, (iii) purchase or acquire, or make any commitment to purchase or acquire, any capital stock, equity interest, or any obligations or other securities of, or any interest in, any Person, including, without limitation, the establishment or creation of a Subsidiary, (iv) make or commit to make any acquisition of all or substantially all of the assets of another Person, or of any business or division of any Person, including without limitation, by way of merger, consolidation, amalgamation or other combination or (v) make or commit to make any advance, loan, extension of credit or capital contribution to or any other investment in, any Person including any Affiliate or make any payments in respect thereof.

      (t) Debt of Sunrich Acquisition. It will not at any time allow, agree to or cause the holders of Debt of Sunrich Acquisition (and any related security in respect thereof) to have recourse to it, either directly or indirectly, for any such Debt of Sunrich Acquisition. For greater certainty and without limiting the generality of the foregoing, no Obligor shall guarantee the obligations or Debt of Sunrich Acquisition or provide any other financial assistance of whatsoever nature or kind in respect of the obligations or Debt of Sunrich Acquisition."

4.6 Financial Covenants. Section 9.3(e) of the Credit Agreement is hereby amended by deleting reference to "US $25,000,000" and by replacing it with reference to "US$80,000,000".

4.7 Financial Information. Section 9.4(a) of the Credit Agreement is hereby amended such that the text "and each Excluded Subsidiary" is inserted immediately after the word "Obligor" contained in the eighth line of such Section.

4.8 Pro Organics Marketing (Quebec) Inc. Section 9.1 of the Credit Agreement is hereby amended by adding the following as clause (v) thereto:

      "(v) Pro Organics Marketing (Quebec) Inc. SunOpta will ensure that Pro Organics Marketing (Quebec) Inc. is and will at all times remain an inactive corporation and that it will acquire no assets."

                                    SECTION 5
                                  MISCELLANEOUS

5.1 Excluded Subsidiaries. Section 14 of the Credit Agreement is amended by adding a new Section 14.12 thereto as follows:

      "14.12 Excluded Subsidiaries.

      The parties hereto acknowledge and agree that each Excluded Subsidiary is not an Obligor for purposes of this Agreement or any of the Documents. For greater certainty and without limiting the generality of the foregoing, each Excluded Subsidiary and its assets shall not at any time be considered part of the Consolidated Borrower."

5.2 Consent. The Agent and the Lenders hereby consent to the corporate re-organization of SunOpta Inc. and the Obligors described in Exhibit "I" hereto. The consent provided herein is conditional upon, with reference to paragraph 14 of Exhibit "I", SunOpta Inc. causing such existing secured creditors of Pro Organics and Pro Organics East as may be identified by the Agent from time to time, to either be paid out in full or to subordinate and postpone their existing security interests, to the satisfaction of the Agent, to the security interests of the Agent and the Lenders in all of the assets of the proposed amalgamated company. The Obligors hereby represent and warrant that the corporate re-organization described in Exhibit "I" is true and correct in all respects and that there is no misstatement in, or omission of information from, Exhibit "I". SunOpta Inc. hereby covenants that it will advise the Agent in writing of each step of the corporate re-organization when it occurs or is completed, promptly upon such occurrence or completion. In addition, SunOpta Inc. hereby agrees that, at the request of the Agent and the Lenders, it will, and it will cause the Obligors to, take such action, and execute and deliver such further documents as may be reasonably necessary or appropriate to give effect to the provisions and intent of the Credit Agreement and the Documents.

5.3 Bedford Property Clarification. Pursuant to Section 7 of the First Amending Agreement, each of the Agent, the US Security Agent and the Lenders consented to the sale of the real property municipally known as 25 Wiggins Avenue, Bedford, Massachusetts (the "Bedford Property") to Toxikon Corporation. SunOpta subsequently advised the Lenders that the transaction with Toxikon Corporation in respect of the Bedford Property was not consummated and that another purchaser in respect of the Bedford Property has been located. Given that the transaction which was consented to by the Agent, the US Security Agent and the Lenders as described in Section 7 of the First Amending Agreement did not occur, the parties wish to update and clarify the consent now provided by the Agent, the US Security Agent and the

      Lenders in respect of the currently proposed sale of the Bedford Property by Opta Food Ingredients, Inc. to Dr. Laxman S. Desai ("Desai") whereby Desai has been granted, pursuant to an option agreement, a one year option to purchase the Bedford Property at a price of approximately US$4,850,000. The option has been granted over a period of one year and expires September 22, 2004. As per the terms of the option agreement, SunOpta has received a US$500,000 non-refundable initial option payment which may be applied to the sale price at closing. SunOpta will also receive non-refundable monthly option payments of US$30,000 which will not be applied to the purchase price at closing. An option deposit in the amount of US$700,000 is due by Desai on or before December 15, 2003 and SunOpta will also receive monthly option deposits of US$20,000, all of which deposits may be applied to the purchase price at closing in respect of the Bedford Property. The Agent, the US Security Agent and the Lenders hereby consent to the proposed sale of the Bedford Property as described above and, upon the consummation of the sale of the Bedford Property, will release all Liens in respect thereof upon the following conditions being met to the satisfaction of the Lenders: (a) the Bedford Proceeds are in a minimum amount of at least US$4,400,000 (as certified by SunOpta to the Agent); and (b) the Bedford Proceeds are applied in accordance with the provisions of the Credit Agreement.

                                    SECTION 6
                                    SCHEDULES

6.1 Schedules. The information contained in Exhibit "II" hereto is added to the Credit Agreement as Schedule Y - Excluded Subsidaries. Schedule R to the Credit Agreement is hereby deleted and replaced with the updated Schedule R which is attached as Exhibit "III" hereto. SunOpta Inc. agrees in favour of the Agent and the Lenders that it will, promptly upon the completion of the re-organization contemplated in Section 5.2 hereof, update and provide each of Schedules B, C, G and I to the Credit Agreement.

                                   SECTION 7
                              CONDITIONS PRECEDENT

7.1 Conditions Precedent. The effectiveness of this Second Amending Agreement is subject to and conditional upon the satisfaction of the following conditions:

      (a) Delivery of Documents. The Agent or the US Security Agent, as applicable, shall have received Sufficient Copies, in form and substance satisfactory to the Agent or the US Security Agent, as applicable, of the following:

            (i) an Additional Obligor Counterpart duly executed by each of Pro Organics, Pro Organics East, Sonne Labs, SunOpta Holdings and SunOpta Financing;

            (ii) this Second Amending Agreement duly executed by all of the parties hereto;

            (iii) an Ontario law guarantee from Pro Organics of the obligations of all Obligors (other than Pro Organics) owing to the Lenders, an Ontario law guarantee from Pro Organics East of the obligations of all Obligors (other than Pro Organics East) owing to the Lenders and an Illinois law guarantee from Sonne Labs of the obligations of all Obligors (other than Sonne
                  Labs) owing to the Lenders;

            (iv) from SunOpta Holdings (i) Illinois law guarantee of the obligations of all Obligors (other than SunOpta Holdings) owing to the Lenders; (ii) a general security agreement creating a security interest in all of the personal property, assets and undertaking of SunOpta Holdings, including securities (or the equivalent) registered in every location where SunOpta Holdings has assets; (iii) a certificate in respect of all insurance policies, including but not limited to fire and all perils insurance on real property and policies insuring the assets of SunOpta Holdings, indicating the US Security Agent and/or Lenders as loss payee; (iv) an offset agreement regarding cash balances; and (v) a stock transfer power of attorney.

            (v) from SunOpta Financing (i) Illinois law guarantee of the obligations of all Obligors (other than SunOpta Financing) owing to the Lenders, (ii) a general security agreement creating a security interest in all of the personal property, assets and undertaking of SunOpta Financing, including securities (or the equivalent) registered in every location where SunOpta Financing has assets; (iii) a certificate in respect of all insurance policies, including but not limited to fire and all perils insurance on real property and policies insuring the assets of SunOpta Financing, indicating the US Security Agent and/or the Lenders as loss payee; and (iv) an offset agreement regarding cash balances.

            (vi) a Certificate of each of Pro Organics, Pro Organics East, Sonne Labs, SunOpta Holdings and SunOpta Financing dated as of the date hereof certifying that:

                  A. its constating documents and the by-laws, which shall be attached thereto, are complete and correct copies and are in full force and effect;

                  B. all resolutions and all other authorizations necessary to authorize the execution and delivery of and the performance by it of its obligations under the Additional Obligor Counterpart, the Credit Agreement, this Second Amending Agreement and the other Documents to which it is a party and all the transactions contemplated thereby; and

                  C. all representations and warranties contained in the Credit Agreement and in the Second Amending Agreement are true and correct as if made on the date of the Certificate.

            (vii) on or before January 15, 2004, proforma consolidated financial statements of SunOpta Inc. for the remainder of 2003 after giving effect to the acquisition of Pro Organics, Pro Organics East, Pro Organics Marketing (Quebec) Inc. and Sonne Labs, together with financial projections for fiscal years 2004 and 2005, prepared in good faith and based upon reasonable assumptions and consistent with SunOpta Inc.'s due diligence review in connection with the acquisition of Pro Organics, Pro Organics East, Pro Organics Marketing (Quebec) Inc. and Sonne Labs;

            (viii)opinions of counsel to Pro Organics, Pro Organics East, Sonne
                  Labs, SunOpta Holdings and SunOpta Financing, addressed to the Agent and each Lender and counsel to the Agent with respect to, inter alia, corporate existence, capacity, due authorization, execution, delivery and enforceability of the Documents executed by, as applicable, each of Pro Organics, Pro Organics East, Sonne Labs, SunOpta Holdings and SunOpta Financing;

            (ix) a duly completed Environmental Checklist in the Agent's standard form, or if available Phase I environmental reports, in respect of each of Pro Organics, Pro Organics East and Sonne Labs;

            (x) duly executed certificates of insurance evidencing the insurance required under the Credit Agreement in respect of each Pro Organics, Pro Organics East, Sonne Labs, SunOpta Holdings and SunOpta Financing, together with those policies each showing loss payable to the Agent or US Security Agent, as applicable;

            (xi) a Certificate of an officer of SunOpta Inc. certifying that its purchases of all of the shares of each of Pro Organics, Pro Organics East, Pro Organics Marketing (Quebec) Inc. and Sonne Labs have been completed, on terms satisfactory to the Lenders, and attaching thereto a true copy of the executed share purchase agreements entered into between SunOpta Inc. and the vendors, as applicable, all of the shares of each of Pro Organics, Pro Organics East, Pro Organics Marketing (Quebec) Inc. and Sonne Labs;

            (xii) SunOpta Inc. shall provide to the Agent the original share certificates issued in its name in respect of the shares it holds in the capital of each of Pro Organics, Pro Organics East, Pro Organics Marketing (Quebec) Inc. and SunOpta Holdings, along with duly executed stock transfer powers of attorney, in form and substance satisfactory to Agent;

          (xiii) SunOpta Holdings shall provide to the US Security Agent the original share certificates issued in its name in respect of the shares that it holds in the capital of each of Sunrich Food Group and SunOpta Financing, along with duly executed stock transfer powers of attorney, in form and substance satisfactory to the US Security Agent; and

            (xiv) Sunrich Food Group, Inc. shall provide to the US Security
                  Agent the original share certificate issued in its name in respect of the shares it holds in the capital of Sonne Labs, along with a duly executed stock transfer power of attorney, in form and substance satisfactory to US Security Agent.

      (b) Fees. All fees payable in accordance with this Second Amending Agreement on or before the Second Amending Closing Date (including legal fees and expenses of the Agent and the US Security Agent) shall have been paid to the Agent, including, without limitation, the payment to Agent, for and on behalf of the Lenders, of an amendment fee of Cdn.$7,500 and an amendment fee of US$29,324.

      (c) Due Diligence. The Agent and the Lenders shall have completed their business, legal and accounting due diligence with results satisfactory to them.

      (d) Material Adverse Change. No Material Adverse Change shall have occurred with respect to the Obligors.

      (e) Sigco Sunplant, Inc. The Agent and the Lenders shall be satisfied with the terms and conditions upon which Sunrich Acquisition acquires certain assets of Sigco Sunplant, Inc. In particular, the Agent and the Lenders shall be satisfied that any Debt or Liens assumed by Sunrich Acquisition in connection with such transaction are non-recourse to the Obligors.

      (f) Pro Organics Creditors. The existing Creditors of Pro Organics and Pro Organics East indicated in Exhibit "IV" shall, on or before December 31, 2003, discharge their respective security registrations or have subordinated and postponed such security registrations to the satisfaction of the Agent.

7.2 Waiver. The conditions stated in Section 7.1 immediately above are inserted for the sole benefit of the Agent, the US Security Agent and the Lenders and may only be waived by the Unanimous Lenders, in whole or in part, with or without terms or conditions.

                                    SECTION 8
                           ASSUMPTION AND CONFIRMATION

8.1 Continuance of 632100 B.C. Ltd. SunOpta Inc. represents and warrants to the Agent, the US Security Agent and each Lender that 632100 B.C. Ltd., previously a British Columbia corporation, was continued under the Canada Business Corporation Act as 4198000 Canada Ltd. effective as of October 23, 2003 (the "Continuance"). Attached as Exhibit "V" hereto is a true and complete copy of the Articles of Continuance and Certificate of Continuance dated October 23, 2003 in respect of 419800 Canada Ltd. 419800 Canada Ltd. hereby confirms and acknowledges that, as the continuing corporation from the Continuance, it has succeeded, by operation of law, to all of the business, undertaking, property, assets, rights, entitlements, franchises, licences and permits of 632100 B.C. Ltd. and to all of the covenants, agreements, debts, liabilities and obligations of 632100 B.C. Ltd. under the Credit Agreement and all Documents to which 632100 B.C. Ltd. is a party. In furtherance of, and without limiting the effect of such provisions of law, 4198000 Canada Ltd. hereby irrevocably and unconditionally (a) assumes, confirms and agrees to perform, observe, comply with and be bound by each and every covenant, agreement, term, condition, debt, liability, obligation, security interest, undertaking, appointment, duty and liability of 632100 B.C. Ltd. contained in, existing under or created by any agreement entered into by 632100 B.C. Ltd. in favour of the Agent, the US Security Agent or the Lenders and under any document or instrument executed and delivered or furnished by 632100 B.C. Ltd. in connection therewith (collectively, the "Financing Agreements"), and (b) confirms and agrees that from and after the effective time of the Continuance all references to 632100 B.C. Ltd. in the Financing Agreements shall be, and shall be deemed for all purposes to be, references to 4198000 Canada Ltd., all with the same force and effect as if 4198000 Canada Ltd. were a signatory to such Financing Agreements and the Financing Agreements are in all respects ratified and confirmed and shall remain in full force and effect.

8.2 Continuance of Kettle Valley Dried Fruits Ltd. SunOpta Inc. represents and warrants to the Agent, the US Security Agent and each Lender that Kettle Valley Dried Fruits Ltd., previously a British Columbia corporation, was continued under the Canada Business Corporation Act as Kettle Valley Dried Fruits Ltd. ("Kettle Canada") effective as of October 23, 2003 (the "Kettle Continuance"). Attached as Exhibit "VI" hereto is a true and complete copy of the Articles of

      Continuance and Certificate of Continuance dated October 23, 2003 in respect of Kettle Canada. Kettle Canada hereby confirms and acknowledges that, as the continuing corporation from the Kettle Continuance, it has succeeded, by operation of law, to all of the business, undertaking, property, assets, rights, entitlements, franchises, licences and permits of Kettle Valley Dried Fruits Ltd. and to all of the covenants, agreements, debts, liabilities and obligations of Kettle Valley Dried Fruits Ltd. under the Credit Agreement and all Documents to which Kettle Valley Dried Fruits Ltd. is a party. In furtherance of, and without limiting the effect of such provisions of law, Kettle Canada hereby irrevocably and unconditionally (a) assumes, confirms and agrees to perform, observe, comply with and be bound by each and every covenant, agreement, term, condition, debt, liability, obligation, security interest, undertaking, appointment, duty and liability of Kettle Valley Dried Fruits Ltd. contained in, existing under or created by any agreement entered into by Kettle Valley Dried Fruits Ltd. in favour of the Agent, the US Security Agent or the Lenders and under any document or instrument executed and delivered or furnished by Kettle Valley Dried Fruits Ltd. in connection therewith (collectively, the "Kettle Financing Agreements"), and (b) confirms and agrees that from and after the effective time of the Kettle Continuance all references to Kettle Valley Dried Fruits Ltd. in the Kettle Financing Agreements shall be, and shall be deemed for all purposes to be, references to Kettle Canada, all with the same force and effect as if Kettle Canada were a signatory to such Kettle Financing Agreements and the Kettle Financing Agreements are in all respects ratified and confirmed and shall remain in full force and effect.

8.3 Continuance of Integrated Drying Systems Inc. SunOpta Inc. represents and warrants to the Agent, the US Security Agent and each Lender that Integrated Drying Systems Inc., previously a British Columbia corporation, was continued under the Canada Business Corporation Act as Integrated Drying Systems Inc. ("Integrated Canada") effective as of October 23, 2003 (the "Integrated Continuance"). Attached as Exhibit "VII" hereto is a true and complete copy of the Articles of Continuance and Certificate of Continuance dated October 23, 2003 in respect of Integrated Canada. Integrated Canada hereby confirms and acknowledges that, as the continuing corporation from the Integrated Continuance, it has succeeded, by operation of law, to all of the business, undertaking, property, assets, rights, entitlements, franchises, licences and permits of Integrated Drying Systems Inc. and to all of the covenants, agreements, debts, liabilities and obligations of Integrated Drying Systems Inc. under the Credit Agreement and all Documents to which Integrated Drying Systems Inc. is a party. In furtherance of, and without limiting the effect of such provisions of law, Integrated Canada hereby irrevocably and unconditionally (a) assumes, confirms and agrees to perform, observe, comply with and be bound by each and every covenant, agreement, term, condition, debt, liability, obligation, security interest, undertaking, appointment, duty and liability of Integrated Drying Systems Inc. contained in, existing under or created by any agreement entered into by Integrated Drying Systems Inc. in favour of the Agent, the US Security Agent or the Lenders and under any document or instrument executed and delivered or furnished by Integrated Drying Systems Inc. in connection therewith (collectively, the "Integrated Financing Agreements"), and (b) confirms and agrees that from and after the effective time of the Integrated Continuance all references to Integrated Drying Systems Inc. in the Integrated Financing Agreements shall be, and shall be deemed for all purposes to be, references to Integrated Canada, all with the same force and effect as if Integrated Canada were a signatory to such Integrated Financing Agreements and the Integrated Financing Agreements are in all respects ratified and confirmed and shall remain in full force and effect.

                                   SECTION 9
                         REPRESENTATIONS AND WARRANTIES

9.1 Representations. Each of the Obligors represent and warrant to the Agent, the US Security Agent and the Lenders that:

      (a) the Credit Agreement, as amended by this Second Amending Agreement, is its legal, valid and binding obligation, enforceable against each of the Obligors in accordance with its terms, subject to (i) applicable bankruptcy, reorganization, moratorium or similar laws affecting creditors' generally, (ii) the fact that specific performance and injunctive relief may only be given at the discretion of the courts, and (iii) the equitable or statutory powers of the courts to stay proceedings before them and to stay the execution of judgments;

      (b) the Credit Agreement, as amended by this Second Amending Agreement, does not conflict with any constating document, agreement, instrument or undertaking binding upon any Obligor or any of its properties;

      (c) no Default or Event of Default now exists under the Credit Agreement or will exist after giving effect to this Second Amending Agreement;

      (d) all Debt now assumed or to be assumed by Sunrich Acquisition in connection with the acquisition of certain assets of Sigco Sunplant, Inc. is and shall at all times be and remain non-recourse to the Obligors; and

      (e) all Debt of Sonne Labs is non-recourse to the Obligors other than Sonne Labs. For greater certainty, SunOpta represents and warrants that the Debt owing by Sonne Labs to First Community Bank is in an amount not in excess of US$350,000 and that such Debt is secured by certain real property of Sonne Labs and not any other assets of Sonne Labs. If the Lien granted by Sonne Labs in favour of First Community Bank is more extensive than that described above, then SunOpta, at the request of the Agent and the Lenders, will promptly cause the Debt owing by Sonne Labs to First Community Bank to be paid out in full and will cause the Lien previously granted in favour of First Community Bank to be released and discharged.

                                   SECTION 10
                                     GENERAL

10.1 Severability. Any provision of this Second Amending Agreement which is prohibited by the laws of any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition without invalidating the remaining terms and provisions hereof.

10.2 Costs, Expenses and Taxes. The Obligors agree to pay, on demand, all reasonable costs and expenses of the Agent, the US Security Agent and the Lenders in connection with the preparation, execution, delivery, operation or enforcement of this Second Amending Agreement and the Credit Agreement including, without limitation, the reasonable fees and out-of-pocket expenses of third parties, the Lenders' counsel and other professionals engaged by the Lenders with respect to the preparation, negotiation and documentation of this Second Amending Agreement, the Security Documents, if any, and the related closing documents with respect thereto and with respect to advising the Agent, the US Security Agent and the Lenders of their rights and responsibilities in connection with the continuing operation of the Credit Agreement, as may be amended by this Credit Agreement.

10.3 Form of Documents. All documents delivered under or in connection with this Second Amending Agreement or under or in connection with the Credit Agreement shall be in form and substance satisfactory to the Agent, the US Security Agent, the Lenders and their counsel.

10.4 Governing Law. This Second Amending Agreement shall be governed by and construed in accordance with the laws of the Province of Ontario and of Canada applicable therein and shall be treated in all respects as an Ontario contract. The Obligors irrevocably attorn to the non-exclusive jurisdiction of the courts of the Province of Ontario.

10.5 Governing Documents. The Credit Agreement as amended by this Second Amending Agreement and all other Documents delivered pursuant to or referenced in the Credit Agreement as amended by this Second Amending Agreement constitute the complete agreement of the parties hereto with respect to the subject matter hereof and supersede any other agreements or understandings between each of the Obligors, the Agent, the US Security Agent and the Lenders. Save as expressly amended by this Second Amending Agreement, all other terms and conditions of the Credit Agreement remain in full force and effect unamended.

10.6 Time of the Essence. Time shall be of the essence of this Second Amending Agreement.

10.7 Acknowledgement of Obligors. By signing this Second Amending Agreement, each of the Obligors, as applicable, confirms that the guarantees given by each of them to the Agent, the US Security Agent and the Lenders and all Security Documents given by each of them as collateral security for their respective obligations, direct, indirect, absolute and/or contingent, remain in full force and effect and continue to support all of the Borrowers' indebtedness and liabilities, present and future, to, the Agent, the US Security Agent and the Lenders including, without limitation, each Borrower's indebtedness and liabilities under the Credit Agreement and the Security Documents granted by each such Borrower.

10.8 Counterparts. This Second Amending Agreement may be executed and delivered in any number of counterparts, each of which when executed and delivered is an original but all of which taken together constitute one and the same instrument.

IN WITNESS WHEREOF the parties hereto have caused this Second Amending Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.


SUNOPTA INC.                                By: "Jeremy Kendall"
2838 Hwy 7                                     ----------------------------
Norval, Ontario LOP 1KO                     Name: Jeremy Kendall
Attention: Chief Financial Officer          Title: Chairman & CEO
Fax: (905) 455-2529


STAKE TECH LP                               By: "Jeremy Kendall"
                                               ----------------------------
By: 1510146 Ontario Inc., its General       Name: Jeremy Kendall
Partner                                     Title: Chairman & CEO

SUNRICH FOOD GROUP, INC.                    By: "Jeremy Kendall"
                                               ----------------------------
                                            Name: Jeremy Kendall
                                            Title: Chairman & CEO


TEMISCA, INC.                               By: "Jeremy Kendall"
                                               ----------------------------
                                            Name: Jeremy Kendall
                                            Title: Chairman & CEO


OPTA FOOD INGREDIENTS CANADA, LTD.          By: "Jeremy Kendall"
                                               ----------------------------
                                            Name: Jeremy Kendall
                                            Title: Chairman & CEO


1510146 ONTARIO INC.                        By: "Jeremy Kendall"
                                               ----------------------------
                                            Name: Jeremy Kendall
                                            Title: Chairman & CEO


3060385 NOVA SCOTIA COMPANY                 By: "Jeremy Kendall"
                                               ----------------------------
                                            Name: Jeremy Kendall
                                            Title: Chairman & CEO


DRIVE ORGANICS CORPORATION                  By: "Jeremy Kendall"
                                               ----------------------------
                                            Name: Jeremy Kendall
                                            Title: Chairman & CEO


SUNRICH, INC.                               By: "Jeremy Kendall"
                                               ----------------------------
                                            Name: Jeremy Kendall
                                            Title: Chairman & CEO

NORTHERN FOOD AND DAIRY INC.                By: "Jeremy Kendall"
                                               ----------------------------
                                            Name: Jeremy Kendall
                                            Title: Chairman & CEO


NORDIC ASEPTIC, INC.                        By: "Jeremy Kendall"
                                               ----------------------------
                                            Name: Jeremy Kendall
                                            Title: Chairman & CEO


STAKE TECHNOLOGY LLC                        By: "Ricky W. Johnson"
                                               ----------------------------
                                            Name: Ricky W. Johnson
                                            Title:


VIRGINIA MATERIALS INC.                     By: "Jeremy Kendall"
                                               ----------------------------
                                            Name: Jeremy Kendall
                                            Title: Chairman & CEO


INTERNATIONAL MATERIALS & SUPPLIES INC.     By: "Jeremy Kendall"
                                               ----------------------------
                                            Name: Jeremy Kendall
                                            Title: Chairman & CEO


4157648 CANADA INC.                         By: "Jeremy Kendall"
                                               ----------------------------
                                            Name: Jeremy Kendall
                                            Title: Chairman & CEO


CANADA HARVEST PROCESS LTD.                 By: "John Dietrich"
                                               ----------------------------
                                            Name: John Dietrich
                                            Title: VP & CFO


4198000 CANADA LTD.                         By: "John Dietrich"
                                               ----------------------------
                                            Name: John Dietrich
                                            Title: VP & CFO

OPTA FOOD INGREDIENTS, INC.                 By: "John Dietrich"
                                               ----------------------------
                                            Name: John Dietrich
                                            Title: VP & CFO


INTEGRATED DRYING SYSTEMS INC.              By: "John Dietrich"
                                               ----------------------------
                                            Name: John Dietrich
                                            Title: VP & CFO


KETTLE VALLEY DRIED FRUITS LTD.             By: "John Dietrich"
                                               ----------------------------
                                            Name: John Dietrich
                                            Title: VP & CFO


KETTLE VALLEY DRIED FRUIT INC.              By: "John Dietrich"
                                               ----------------------------
                                            Name: John Dietrich
                                            Title: VP & CFO


PRO ORGANICS MARKETING INC.                 By: "John Dietrich"
                                               ----------------------------
                                            Name: John Dietrich
                                            Title: VP & CFO


PRO ORGANICS MARKETING (EAST) INC.          By: "John Dietrich"
                                               ----------------------------
                                            Name: John Dietrich
                                            Title: VP & CFO


SONNE LABS, INC.                            By: "John Dietrich"
                                               ----------------------------
                                            Name: John Dietrich
                                            Title: VP & CFO


SUNOPTA HOLDINGS INC.                       By: "John Dietrich"
                                               ----------------------------
                                            Name: John Dietrich
                                            Title: VP & CFO


SUNOPTA FINANCING INC.                      By: "John Dietrich"
                                               ----------------------------
                                            Name: John Dietrich
                                            Title: VP & CFO

BANK OF MONTREAL                            By: "K. W. Everett"
in its capacity as Agent                       ----------------------------
                                            Name: K. W. Everett
                                            Title: Senior Manager, Syndications

Corporate Finance
100 King Street West                        By:
11th Floor                                     ----------------------------
Toronto, Ontario                            Name:
M5X 1A1                                     Title:
Attention: Senior Manager
Fax: (416) 360-7168


HARRIS TRUST AND SAVINGS BANK               By: "Shane Koonce"
in its capacity as US Security Agent           ----------------------------
                                            Name: Shane Koonce
                                            Title: Vice President

                                            By:
                                               ----------------------------
                                            Name:
                                            Title:


BANK OF MONTREAL                            By: "Craig Noble"
in its capacity as Lender                      ----------------------------
                                            Name: Craig Noble
                                            Title: Financing Manager

                                            By:
                                               ----------------------------
                                            Name:
                                            Title:


BANK OF MONTREAL                            By: "Shane Koonce"
(Chicago Branch)                               ----------------------------
in its capacity as Lender                   Name: Shane Koonce
                                            Title: Vice President

                                            By:
                                               ----------------------------
                                            Name:
                                            Title:

HARRIS TRUST AND SAVINGS BANK               By: "Shane Koonce"
in its capacity as Lender                      --------------------------
                                            Name: Shane Koonce
                                            Title: Vice President

                                            By:
                                               ----------------------------
                                            Name:
                                            Title:


CANADIAN IMPERIAL BANK OF COMMERCE          By: "Peter Ferrante"
in its capacity as Lender                      ----------------------------
                                            Name: Peter Ferrante
                                            Title: Manager, Commercial Credit

                                            By: "S. J. Marra"
                                               ----------------------------
                                            Name: S. J. Marra
                                            Title: Manager, Commercial Credit


CIBC New York Agency                        By: "Geraldine Kerr"
in its capacity as Lender                      ----------------------------
                                            Name: Geraldine Kerr
                                            Title: Executive Director

                                            By:
                                               ----------------------------
                                            Name:
                                            Title:

                                   EXHIBIT "I"

                       Corporate Reorganization Step Plan

1. Stake Technology Ltd. changed its name to SunOpta Inc. effective October 31, 2003.

2. SunOpta Holdings Inc. is or will be incorporated under the laws of Delaware and it will, pursuant to the implementation of the provisions of a US Financing and Restructuring Plan prepared by PriceWaterhouseCoopers for Stake Technology Ltd./SunOpta Inc. (a copy of which has been provided by SunOpta Inc. to the Agent and the Lenders), become the primary holding company for the US operating subsidiaries of SunOpta Inc. SunOpta Holdings Inc. will be wholly-owned by SunOpta Inc.

3. SunOpta Financing Inc. is or will be incorporated under the laws of Delaware and it will, pursuant to the implementation of the provisions of a US Financing and Restructuring Plan prepared by PriceWaterhouseCoopers for Stake Technology Ltd./SunOpta Inc. (a copy of which has been provided by SunOpta Inc. to the Agent and the Lenders), be owed a significant amount of intercorporate debt from certain US operating companies, namely Sunrich Food Group, Inc. and Virginia Materials Inc. The common shares of SunOpta Financing Inc. will be owned by SunOpta Holdings Inc. and the preference shares of SunOpta Financing Inc. will, at least temporarily, be owned by SunOpta Inc.

4. SunOpta Inc. has acquired all of the outstanding shares of each of Pro-Organics Marketing Inc., Pro-Organics Marketing (East) Inc. and Pro-Organics Marketing (Quebec) Inc.

5. Sunrich Food Group, Inc. has acquired all of the shares of Sonne Labs, Inc.

6. Sunrich Acquisition Inc., a wholly owned subsidiary of Sunrich, Inc., will acquire certain assets of Sigco Sun Products Inc.

7.    Stake Tech LP will change its name to SunOpta LP.

8.    Stake Tech LLC will change its name to SunOpta LLC.

9. Each of Integrated Drying Systems Inc. (a British Columbia corporation), Kettle Valley Dried Fruit Ltd. (a British Columbia corporation) and 632100 B.C. Limited (a British Columbia corporation) are or will be continued under the laws of Canada into federal corporations.

10. Each of Pro-Organics Marketing Inc. and Pro-Organics Marketing (East) Inc. are to be continued under the laws of Canada into federal corporations.

11.   Nordic Aseptic Inc. will change its name to SunOpta Aseptic Inc.

12.   Opta Food Ingredients, Inc. will change its name to SunOpta Ingredients,
      Inc.

13. Opta Food Ingredients Canada, Ltd. and Canadian Harvest Process Ltd. will amalgamate and the amalgamated company will be called SunOpta Ingredients Canada, Ltd.

14. There will be an amalgamation of each of Integrated Drying Systems Inc., Kettle Valley Dried Fruits Ltd., Pro-Organics Marketing Inc., Pro-Organics Marketing (East) Inc., 4157658 Canada Inc. (formerly Simply Organic Co. Ltd.), 632100 B.C. Ltd. and Sunrich Valley Inc. into SunOpta Inc.

15.   Midwestern Coal Slag Co. LLC will be dissolved.

16. There will be an amalgamation of Northern Food and Dairy Inc. into Sunrich Food Group, Inc.

                                  EXHIBIT "II"

                                   SCHEDULE Y

                              EXCLUDED SUBSIDIARIES

Sunrich Acquisition Inc., a corporation incorporated under the laws of Delaware, all of the issued and outstanding shares of which are owned by Sunrich, Inc.

                                  EXHIBIT "III"

               [Updated Schedule R to be provided by SunOpta Inc.]

                                  EXHIBIT "IV"

                   REQUIRED DISCHARGE/SUBORDINATION AGREEMENTS

---------------------------------------------------------------------------------------------------------------------------
             Debtor              Creditor                        Registration Type      File No.       Action Required
---------------------------------------------------------------------------------------------------------------------------
1.           Pro Organics East   Vancity Capital Corporation     PPSA (BC)              8546733        Discharge
---------------------------------------------------------------------------------------------------------------------------
2.           Pro Organics East   The Bank of Nova Scotia         PPSA (BC)              305934A        Discharge
---------------------------------------------------------------------------------------------------------------------------
3.           Pro Organics        Paccar Leasing                  PPSA (Ontario)         872844768      Subordination
---------------------------------------------------------------------------------------------------------------------------
4.           Pro Organics        Vancity Capital Corporation     PPSA (BC)              8546726        Discharge
---------------------------------------------------------------------------------------------------------------------------
5.           Pro Organics        Vancity Capital Corporation     PPSA (BC)              8546733        Discharge
---------------------------------------------------------------------------------------------------------------------------
6.           Pro Organics        CIBC Equipment Finance Limited  PPSA (BC)              8598234        Subordination
---------------------------------------------------------------------------------------------------------------------------
7.           Pro Organics        The Bank of Nova Scotia         PPSA (BC)              305939A        Discharge
---------------------------------------------------------------------------------------------------------------------------
8.           Pro Organics East   The Bank of Nova Scotia         PPSA (Ontario)         881830827      Discharge
---------------------------------------------------------------------------------------------------------------------------
9.           Pro Organics East   Vancity Capital Corporation     PPSA (Ontario)         855608391      Discharge
---------------------------------------------------------------------------------------------------------------------------

                                   EXHIBIT "V"

See the attached Articles of Continuance in respect of 4198000 Canada Ltd.

                                  EXHIBIT "VI"

See the attached Articles of Continuance in respect of Kettle Valley Dried Fruits Ltd.

                                  EXHIBIT "VII"

See the attached Articles of Continuance in respect of Integrated Drying Systems Inc.